Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Schedule of Future Minimum Rental Payments for Operating Leases [Table Text Block]
As of December 31, 2016, the future payments under operating leases and capital leases for each of the next five years and thereafter are as follows (in thousands):

	Capital Leases	Operating Leases
2017	$29,982	$46,249
2018	16,011	38,607
2019	3,779	27,396
2020	—	23,900
2021	—	20,234
Thereafter	—	68,093
Total minimum lease payments	49,772	$224,479
Less: Amount representing interest	(1,164)
Present value of net minimum capital lease payments	48,608
Less: Current portion of capital lease obligations	(28,889)
Total long-term capital lease obligations	$19,719

Schedule of Future Rental Income for Subleases
As of December 31, 2016, the future amounts due to the Company under subleases for each of the next five years and thereafter is as follows (in thousands):

Subleases (1)
2017	$5,796
2018	5,688
2019	4,864
2020	4,473
2021	3,682
Thereafter	4,933
Total future sublease income	$29,436

(1)
On December 28, 2016, the Company entered into a sublease for portions of its office space in Chicago, Illinois that extends through January 31, 2026. The income from this sublease, which totals approximately $17.9 million, is excluded from the table above because the sublease is subject to landlord consents not received as of December 31, 2016. See Note 19, Related Party Transaction, for information about this sublease.

Long-term Purchase Commitment [Table Text Block]
The Company has entered into non-cancelable arrangements with third-parties, primarily related to information technology products and services. As of December 31, 2016, future payments under these contractual obligations were as follows (in thousands):

2017	$17,529
2018	9,305
2019	2,500
2020	45
2021	45
Thereafter	—
Total purchase obligations	$29,424